UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2025

Sandisk Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-42420	99-1508671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

951 Sandisk Drive
Milpitas
California	95035
(Address of Principal Executive Offices)	(Zip Code)

(408) 801-1000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	SNDK	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Sandisk Corporation (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) on November 18, 2025. Results of the voting at the Annual Meeting are set forth below.

Proposal 1. Election of Directors. The stockholders elected the following seven directors to hold office until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. The voting results were as follows:

	For	Against	Abstain	Broker Non-Votes
Richard B. Cassidy II	108,082,365	597,249	52,602	14,476,289
Thomas Caulfield	108,107,990	573,502	50,724	14,476,289
David V. Goeckeler	102,617,329	6,074,694	40,193	14,476,289
Devinder Kumar	108,077,890	601,504	52,822	14,476,289
Necip Sayiner	107,720,427	957,645	54,144	14,476,289
Ellyn J. Shook	108,515,989	165,287	50,940	14,476,289
Miyuki Suzuki	108,377,092	312,518	42,606	14,476,289

Proposal 2. Advisory Vote on Named Executive Officer Compensation. The stockholders approved, on an advisory basis, the named executive officer compensation described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 7, 2025. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
106,849,286	1,787,342	95,588	14,476,289

Proposal 3. Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation. The stockholders voted to approve, on an advisory basis, holding future advisory votes on named executive officer compensation every year. The voting results were as follows:

1 Year	2 Years	3 Years	Abstain
107,275,446	62,475	1,310,157	84,138

Based on the results of Proposal 3’s advisory vote, and in accordance with the previous recommendation of the Company’s Board of Directors, the Company will hold a nonbinding, advisory vote on the compensation of its named executive officers annually until the next required vote on the frequency of stockholder votes on executive compensation.

Proposal 4. Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm. The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2026. The voting results were as follows:

For	Against	Abstain
122,820,985	282,154	105,366

There were no broker non-votes with respect to Proposal 4.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sandisk Corporation
(Registrant)

By:	/s/ Bernard Shek
Bernard Shek
Chief Legal Officer and Secretary

Date: November 20, 2025